                       SUBSIDIARIES OF ARMOR HOLDINGS, INC

I.  UNITED STATES

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COMPANY                                              JURISDICTION OF FORMATION
                                                   (TYPE OF ENTITY IF OTHER THAN
                                                            CORPORATION)
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911EP, Inc.                                                    Delaware
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AHI Bulletproof Acquisition Corp.                              Delaware
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AHI Properties I, Inc.                                         Delaware
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AI Capital Corp.                                               Arizona
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Armor Brands, Inc.                                             Delaware
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ArmorGroup Services, LLC                                       Delaware
                                                     (Limited Liability Company)
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Armor Holdings Forensics, Inc.                                 Delaware
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Armor Holdings GP, LLC                                         Delaware
                                                     (Limited Liability Company)
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Armor Holdings LP, LLC                                         Delaware
                                                     (Limited Liability Company)
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Armor Holdings Mobile Security, L.L.C.                         Delaware
                                                     (Limited Liability Company)
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Armor Holdings Payroll Services, LLC                           Delaware
                                                     (Limited Liability Company)
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Armor Holdings Products, Inc.                                  Delaware
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Armor Holdings Properties, Inc.                                Delaware
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Armor Safety Products Company                                  Delaware
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ASD Capital Corp.                                              Arizona
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B-Square, Inc.                                                  Texas
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Break-Free Armor Corp.                                         Delaware
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Break-Free Inc.                                                Delaware
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Casco International, Inc.                                   New Hampshire
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CCEC Capital Corp.                                             Arizona
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CDR International, Inc.                                        Delaware
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Defense Technology Corporation of America                      Delaware
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Hatch Imports, Inc.                                           California
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Identicator, Inc.                                              Delaware
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International Center for Safety Education, Inc.                Arizona
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Monadnock Lifetime Products, Inc.                              Delaware
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Monadnock Lifetime Products, Inc.                           New Hampshire
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Monadnock Police Training Council, Inc.                     New Hampshire
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COMPANY                                              JURISDICTION OF FORMATION
                                                   (TYPE OF ENTITY IF OTHER THAN
                                                            CORPORATION)
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NAP Properties, Ltd.                                          California
                                                        (Limited Partnership)
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NAP Property Managers, LLC                                    California
                                                     (Limited Liability Company)
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Network Audit Systems, Inc.                                    Delaware
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New Technologies Armor, Inc.                                   Delaware
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O'Gara-Hess & Eisenhardt Armoring Company, L.L.C.              Delaware
                                                     (Limited Liability Company)
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Pro-Tech Armored Products of Massachusetts, Inc.            Massachusetts
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Ramtech Development Corp.                                      Delaware
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Safariland Government Sales, Inc.                             California
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Safari Land Ltd., Inc.                                        California
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SAI Capital Corp.                                              Arizona
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Simula, Inc.                                                   Arizona
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Simula Aerospace & Defense Group, Inc.                         Arizona
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Simula Polymers Systems, Inc.                                  Arizona
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Simula Technologies, Inc.                                      Arizona
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Simula Transportation Equipment Corporation                    Arizona
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Speedfeed Acquisition Corp.                                    Delaware
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The O'Gara Company                                               Ohio
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USDS, Inc.                                                     Delaware
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II. UNITED KINGDOM

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COMPANY                                            JURISDICTION OF FORMATION
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AH Worldwide LP                                             Scotland
                                                     (Limited Partnership)
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Armor Group Limited Partnership                             Scotland
                                                     (Limited Partnership)
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Armor Holdings CDR Limited                               United Kingdom
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Armor Products Holdings Limited                          United Kingdom
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Armor Products International Limited                     United Kingdom
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Armor Services Limited Partnership                          Scotland
                                                     (Limited Partnership)
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Simula Capital Limited                             England and Wales (Limited
                                                       Liability Company)
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III. SOUTH AMERICA

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COMPANY                                            JURISDICTION OF FORMATION
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O'Gara-Hess & Eisenhardt de Colombia, S.A.                 Colombia
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O'Gara-Hess & Eisenhardt do Brasil LTDA                     Brazil
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IV. MEXICO

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COMPANY                                             JURISDICTION OF FORMATION
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Orientacion Profesional y Administrativa,
  S.A. de C.V.                                                Mexico
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The O'Gara Company de Mexico, S.A. de C.V.                    Mexico
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Safariland Internacional, S.A. de C.V.                        Mexico
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V.  CONTINENTAL EUROPE

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COMPANY                                              JURISDICTION OF FORMATION
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Defence Systems France SARL                                   France
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Defence Systems International Africa SA                       France
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O'Gara-Hess & Eisenhardt, Srl                                  Italy
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O'Gara-France S.A.                                            France
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O'Gara Hess & Eisenhardt- France S.A.                         France
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AH Holdings Germany GmbH                                      Germany
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TRASCO Grundstucksverwaltungs GmbH                            Germany
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TRASCO Vehicles GmbH                                          Germany
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Societe de Blindage et de Securite S.B.S.                     France
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SARL Essonne Securite                                         France
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